                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                                         [ ] Confidential, For Use of
                                                                            the Commission only (as
                                                                            Permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        HOTEL RESERVATIONS NETWORK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how is was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                       [HOTEL RESERVATIONS NETWORK LOGO]

                                                                  April 30, 2001

Dear Stockholders:

You are invited to attend the 2001 Annual Meeting of Stockholders of Hotel Reservations Network, Inc., which will be held at the DoubleTree Hotel Campbell Center, 8250 North Central Expressway, Dallas, Texas 75206, on Thursday, May 31, 2001, at 1:00 p.m., Central time. The official notice of the meeting together with a proxy statement and proxy card are enclosed. Please give this information your careful attention.

At this year's stockholders meeting, you will be asked to vote on the matters listed in the enclosed Notice of Annual Meeting of Stockholders. The Board of Directors unanimously recommends a vote FOR the proposals listed as Items 1 through 3 in the Notice and described in the enclosed Proxy Statement.

Whether or not you expect to attend the meeting in person, it is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

Attendance at the Annual Meeting will be limited to stockholders of record as of April 24, 2001, and to guests of the company. I look forward to greeting those of you who will be able to attend the meeting.

Sincerely,

/s/ David Litman

David Litman
Chief Executive Officer

                             YOUR VOTE IS IMPORTANT
                             Please Sign, Date, and
                             Return Your Proxy Card

                       [HOTEL RESERVATIONS NETWORK LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MAY 31, 2001

To our Stockholders:

The 2001 Annual Meeting of Stockholders of Hotel Reservations Network, Inc., a Delaware corporation (the "Company" or "HRN"), will be held at the DoubleTree Hotel Campbell Center, 8250 North Central Expressway, Dallas, Texas, 75206, on Thursday, May 31, 2001, at 1:00 p.m., Central time, for the following purposes, each as more fully described in the following pages of this Proxy Statement, which are made a part of this notice:

     1. To elect nine directors, to hold office for a one-year term ending on the date of the next annual meeting of stockholders or until each such director's successor shall have been duly elected and qualified;

     2.   To ratify HRN's 2000 Stock Plan;

     3. To ratify the appointment of Ernst & Young LLP as independent auditors of HRN for the 2001 fiscal year; and

     4. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The board of directors has fixed the close of business on April 24, 2001, as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. During the 10-day period preceding the date of the Annual Meeting and for any purpose relevant to the meeting, you may examine a list of holders of HRN's Class A common stock and Class B common stock as of the close of business on April 24, 2001, at the offices of HRN, located at 8140 Walnut Hill Lane, Suite 800, Dallas, Texas 75231.

You are cordially invited to attend the Annual Meeting in person. It is important that your shares be represented at the meeting regardless of the number of shares you hold. Please complete, sign, date and mail the enclosed proxy card in the accompanying envelope even if you intend to be present at the meeting. Returning the proxy card will not limit your right to vote in person or to attend the annual meeting, but will insure your representation if you cannot attend. If you have shares in more than one name, or if your stock is registered in more than one way, you may receive more than one copy of the proxy materials. If so, please sign and return each copy of the proxy card you receive so that all of your shares may be voted. The proxy is revocable at any time before it is voted at the annual meeting.

By Order of the Board of Directors,

/s/ Gregory S. Porter
General Counsel and Secretary

Dallas, Texas
April 30, 2001

                        HOTEL RESERVATIONS NETWORK, INC.
                        8140 WALNUT HILL LANE, SUITE 800
                               DALLAS, TEXAS 75231

                                   ----------

                                 PROXY STATEMENT
                                       FOR
                                 ANNUAL MEETING
                                  TO BE HELD ON
                                  MAY 31, 2001

                                   ----------

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Hotel Reservations Network, Inc., for the 2001 Annual Meeting of Stockholders. This Proxy Statement and the related proxy form are being distributed to stockholders on or about May 4, 2001.

DATE, TIME AND PLACE OF ANNUAL MEETING

The 2001 Annual Meeting of Stockholders will be held at the DoubleTree Hotel Campbell Center, 8250 North Central Expressway, Dallas, Texas, 75206, on Thursday, May 31, 2001, at 1:00 p.m., Central time.

You can vote your shares by completing and returning the enclosed written proxy card. You can also vote in person at the meeting, and submitting your proxy card will not affect your right to attend the meeting and vote.

================================================================================

ELECTION OF DIRECTORS

================================================================================

The first proposal scheduled to be voted on at the Annual Meeting is the election of nine directors, each to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The Board of Directors has nominated Elan J. Blutinger, Robert Diener, Beverly Harms, Victor Kaufman, Dara Khosrowshahi, David Litman, Jon Miller, Eli Segal, and Michael Sileck. All of these individuals are currently serving as HRN directors and their current terms expire at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES.

The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board will either select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy to vote for the directors nominated by the Board and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

In accordance with the Company's bylaws, directors are elected by a plurality of the votes of shares represented and entitled to vote at the Annual Meeting. That means the nine nominees will be elected if they receive more affirmative votes than any other nominees.

================================================================================

DIRECTOR INFORMATION

================================================================================

Set forth below is biographical and other information about the persons who will make up the Board following the annual meeting, assuming election of the nominees named above:

ELAN J. BLUTINGER                                            Mr. Blutinger is a director of HRN. He is the founding
Age: 45                                                      partner and Managing Director of Alpine Consolidated
Director since April 2001                                    LLC and has served in that capacity since 1997. In
Board Committees:                                            1997, Mr. Blutinger founded Travel Services
Audit and Compensation                                       International and served on its board of directors
                                                             until its acquisition in 2000. From 1987 to 1996, Mr.
                                                             Blutinger was the Chairman and Chief Executive Officer
                                                             of Shoppers Express, Inc., the industry's first
                                                             electronic supermarket home shopping company. Mr.
                                                             Blutinger also serves on the board of directors of a UK
                                                             based Online Travel Company (LSE: OTN) and ResortQuest
                                                             International (NYSE: RZT).

ROBERT DIENER                                                Mr. Diener serves as HRN's President and as one of its
Age: 42                                                      directors. He founded HRN's predecessor business with
Director since May 1999                                      Mr. Litman in 1991 and previously served as that
No Board Committees                                          entity's President and Treasurer.

BEVERLY HARMS                                                Ms. Harms is a director of HRN. Ms. Harms is a private
Age: 65                                                      investor. From 1990 to March 2001, she was Senior Vice
Director since February 2000                                 President of Managed Investments for Communications
Board Committees:                                            Equity Associates ("CEA"). Prior to joining CEA as
Audit and Compensation                                       President of their Florida owned and operated cable
                                                             systems, she owned and operated broadcasting properties
                                                             in New York and New Hampshire and was an original
                                                             franchisee, owner and operator of cable television
                                                             properties in upstate New York.

VICTOR A. KAUFMAN                                            Mr. Kaufman is a director of HRN.  Since October 1999,
Age: 56                                                      Mr. Kaufman has served as Vice Chairman of USA Networks
Director since May 1999                                      Inc. ("USAi"). Previously, Mr. Kaufman served in the
No Board Committees                                          Office of the Chairman for USAi since January 1997 and
                                                             as Chief Financial Officer of USAi since November 1,
                                                             1997. Prior to that time, he served as Chairman and
                                                             Chief Executive Officer of Savoy since March 1992 and as
                                                             a director of Savoy since February 1992. Mr. Kaufman was
                                                             the founding Chairman and Chief Executive Officer of
                                                             Tri-Star Pictures, Inc. from 1983 until December 1987,
                                                             at which time he became President and Chief Executive
                                                             Officer of Tri-Star's successor company, Columbia
                                                             Pictures Entertainment, Inc. He resigned from these
                                                             positions at the end of 1989 following the acquisition
                                                             of Columbia by Sony USA, Inc. Mr. Kaufman joined
                                                             Columbia in 1974 and served in a variety of senior
                                                             positions at Columbia and its affiliates prior to the
                                                             founding of Tri-Star. Mr. Kaufman also serves as a
                                                             director of USAi and Ticketmaster.

DARA KHOSROWSHAHI                                            Mr. Khosrowshahi is a director of HRN. Mr.
Age: 31                                                      Khosrowshahi has served as Executive Vice President,
Director since May 1999                                      Operations and Strategic Planning of USAi since July 2000.
No Board Committees                                          From August 1999 to July 2000, Mr. Khosrowshahi served
                                                             as President of USA Networks Interactive, a division of
                                                             USAi. Mr. Khosrowshahi joined USAi in 1998 as Vice
                                                             President of Strategic Planning for USAi and was later
                                                             promoted to Senior Vice President in May 1999. Prior to
                                                             joining USAi, Mr. Khosrowshahi worked at Allen & Company
                                                             Incorporated from 1991 to 1998 where he served as Vice
                                                             President from 1995 to 1998. He is a director of BET.com
                                                             and ARTISTDirect.

DAVID LITMAN                                                 Mr. Litman serves as HRN's Chief Executive Officer and
Age: 43                                                      as one of its directors. He co-founded HRN's
Director since May 1999                                      predecessor business with Mr. Diener in 1991 and
No Board Committees                                          previously served as that entity's Chief Executive
                                                             Officer.

JON MILLER                                                   Mr. Miller is a director of HRN. Since June 2000, Mr.
Age: 44                                                      Miller has served as President and Chief Executive
Director since June 2000                                     Officer of USA Information and Services, a division of
No Board Committees                                          USAi. Previously, from October 1999, Mr. Miller served
                                                             as the President and Chief Executive Officer of USA
                                                             Electronic Commerce and Services, a division of USAi.
                                                             From July 1997 to October 1999, Mr. Miller was
                                                             President and Chief Executive Officer of USA
                                                             Broadcasting, a division of USAi. Prior to July 1997,
                                                             Mr. Miller was the Managing Director of Nickelodean
                                                             International. Mr. Miller is a director of Styleclick,
                                                             Inc. and Ticketmaster.

ELI SEGAL                                                    Mr. Segal is a director of HRN. He currently serves as
Age: 58                                                      President and Chief Executive Officer of The Welfare to
Director since May 1999                                      Work Partnership. Mr. Segal also serves as Chairman of
Board Committees:  Audit and                                 the Board of SchoolSports, Inc., an online network and
Compensation                                                 high school sports magazine, since December 1996. Mr.
                                                             Segal previously served as Assistant to the President of
                                                             the United States from January 1993 to February 1996.
                                                             Mr. Segal also serves as a director of Hasbro, Inc., Fannie
                                                             Mae, and Citizens Financial Corporation.


MICHAEL SILECK                                               Mr. Sileck is a director of HRN. Since October 1999,
Age: 40                                                      Mr. Sileck has served as Senior Vice President and
Director since May 1999                                      Chief Financial Officer of USAi. From September 1999
No Board Committees                                          to October 1999, he served as Chief Financial Officer
                                                             of USA Network, a division of USAi. Before joining USAi,
                                                             Mr. Sileck was Vice President of Finance at Sinclair
                                                             Broadcast Group from June 1996 to August 1999. From July
                                                             1990 to June 1996, he served as Director of Finance at
                                                             River City Broadcasting, L.P. Mr. Sileck is a director
                                                             of Styleclick, Inc.

--------------------------------------------------------------------------------

INFORMATION CONCERNING EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

Background information about the Company's executive officers who are not nominees for election as a director is set forth below.

SANDRA D'ARCY                                                Ms. D'Arcy has served as HRN's Executive Vice President
Age: 53                                                      since 1998. From 1994 to 1998, she served as a Vice
                                                             President of HRN's predecessor business.

GREGORY S. PORTER                                            Mr. Porter has served as HRN's General Counsel and
Age: 35                                                      Secretary since June 2000. Previously, from August
                                                             1999, Mr. Porter was an attorney with the law firm of
                                                             Baker & McKenzie. From 1995 to 1999, Mr. Porter was
                                                             Vice President--Legal of Harken Energy Corporation, an
                                                             oil and gas exploration company.

MEL ROBINSON                                                 Mr. Robinson has served as HRN's Chief Financial and
Age: 45                                                      Strategic Officer since September 2000. Previously,
                                                             from 1997, Mr. Robinson was Senior Vice President of
                                                             Travel Services International, a leisure travel
                                                             distribution firm. From 1994 to 1997, Mr. Robinson was
                                                             Chief Financial Officer of Cruises Only.

--------------------------------------------------------------------------------

MEETINGS AND COMMITTEES OF THE BOARD

--------------------------------------------------------------------------------

The Board met twice during 2000 and acted by written consent four times. During 2000, all then incumbent directors attended at least 75% of the meetings of the Board and the Board committees on which they served.

The Board has two standing committees: the Audit Committee and the Compensation Committee. The Board does not have a nominating committee.

Audit Committee. The Audit Committee of the Board of Directors, currently consisting of Ms. Harms and Messrs. Segal and Blutinger, is authorized to recommend to the Board of Directors independent certified public accounting firms for selection as auditors of the Company; make recommendations to the Board of Directors on auditing matters; examine and make recommendations to the Board of Directors concerning the scope of audits; and review and approve the terms of transactions between or among the Company and related parties. None of the members of the Audit Committee is an employee of the Company. Mr. Segal is the Chairman of the Audit Committee. The Audit Committee met four times during 2000.

Compensation Committee. The Compensation Committee of the Board of Directors, currently consisting of Ms. Harms and Messrs. Segal and Blutinger, is authorized to exercise all of the powers of the Board of Directors with respect to matters pertaining to compensation and benefits, including, but not limited to, salary matters, incentive/bonus plans, stock option plans, investment programs and insurance plans. The Compensation Committee is also authorized to exercise all of the powers of the Board of Directors in matters pertaining to employee promotions and the designation or revision of employee positions and job titles. None of the members of the Compensation Committee is an employee of the Company. Ms. Harms is Chairman of the Compensation Committee. The Compensation Committee met twice and acted by written consent six times during 2000.

--------------------------------------------------------------------------------

AUDIT COMMITTEE REPORT

--------------------------------------------------------------------------------

The Audit Committee is comprised of three independent directors and operates under a written charter, which is attached as Appendix A. The Committee recommends to the Board of Directors the selection of the Company's independent auditors.

In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the Company for the fiscal year ended December 31, 2000 with the Company's management and Ernst & Young LLP ("Ernst & Young"), our independent auditors.

The Audit Committee has discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the Committee has received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed with Ernst & Young its independence from the Company and its management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company for the fiscal year ended December 31, 2000 be included in our Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Members of the Audit Committee


Beverly A. Harms
Eli J. Segal (Chairperson)


--------------------------------------------------------------------------------

DISCLOSURE OF AUDIT FEES

--------------------------------------------------------------------------------

Audit Fees: Audit fees in connection with Ernst & Young's review and audit of HRN's annual financial statements for the year ended December 31, 2000, and Ernst & Young's review of HRN's interim financial statements included in HRN's Quarterly Reports on Form 10-Q during the year ended December 31, 2000, totaled approximately $198,750.

All other Fees: Fees billed to HRN by Ernst & Young during the year ended December 31, 2000, for all other non-audit services rendered to HRN (including tax related services) totaled approximately $121,376.

There were no fees incurred by Ernst & Young LLP during 2000 for professional services rendered in connection with financial information services design and implementation.

The Audit Committee has considered whether the non-audit services rendered by our independent auditors with respect to the foregoing fees are compatible with maintaining their independence.

--------------------------------------------------------------------------------

COMPENSATION COMMITTEE REPORT

--------------------------------------------------------------------------------

The Company's executive compensation program is philosophically designed to reward exceptional performance and to align the financial interests of the Company's senior executives with those of the equity owners of the Company. To achieve this end, the Committee has developed and implemented a compensation program designed to attract and retain highly skilled executives with the business experience and acumen necessary for achievement of the Company's long-term business objectives.

The Company's executive compensation consists primarily of base salary and stock-based compensation. In addition, in exceptional circumstances, the Company may award bonuses. The general guidelines used by the Company to determine these components are described below. Subject to these guidelines, bonus awards and option grants are awarded on a discretionary rather than a formulaic basis.

BASE SALARY

The base salaries paid to the Company's executive officers are based upon recommendations of senior management, and require approval of the Compensation Committee. Management takes into account a variety of factors in determining base salary, including:

     o    competitive salaries for comparable officers at comparable companies;

     o individual performance and an assessment of the value of the individual's services to HRN;

     o the fairness of individual executive officers' salaries relative to their responsibilities;

     o    the salaries of other executive officers; and

     o    HRN's financial performance.

At different times, depending upon prevailing circumstances, the Compensation Committee gives these criteria varying degrees of weight.

STOCK OPTIONS

The Committee believes that its stock option program appropriately links executive interest to stockholder value. The Company makes periodic option grants to eligible employees based on performance and issues options to certain employees upon initial employment and promotion and in connection with entering into certain new employment arrangements.

CHIEF EXECUTIVE OFFICER COMPENSATION

Mr. Litman, the Company's Chief Executive Officer, and Mr. Robert Diener, the Company's President, each received a salary of $115,000 during 2000. Neither Mr. Litman nor Mr. Diener received a bonus during 2000. In connection with the Company's initial public offering in February 2000, Mr. Litman and Mr. Diener each received options to purchase 200,000 shares of the Company's Class A common stock at the initial offering price to the public of the Class A common stock.

SUMMARY

The Compensation Committee believes that the Company's executive compensation program must continually provide executives with a strong incentive to focus on and achieve the Company's business objectives and link a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company's stockholders. By assuring that executives are appropriately compensated and therefore motivated, the long-term interests of stockholders will be best served. The actions taken by the Compensation Committee in 2000 were consistent with this focus and the principles outlined above.

Submitted by the Compensation Committee of the Company's Board of Directors

Beverly A. Harms (Chairperson)
Eli J. Segal
--------------------------------------------------------------------------------

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

--------------------------------------------------------------------------------

Neither Ms. Harms nor Messrs. Segal or Blutinger are an officer or employee, or former officer or employee, of HRN or any of its subsidiaries. No interlocking relationship exists between the members of HRN's Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

================================================================================

EXECUTIVE COMPENSATION

================================================================================

--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------

This section of the Proxy Statement sets forth certain information pertaining to compensation of the Chief Executive Officer and the Company's four most highly compensated executive officers other than the Chief Executive Officer.

The following table presents information concerning total compensation earned by the Named Executive Officers--the Chief Executive Officer and the four other most highly compensated executive officers of HRN who served in such capacities as of December 31, 2000--for services rendered to HRN during each of the last three fiscal years. The information presented below represents all compensation earned by the Named Executive Officers for all services performed for HRN or any of its subsidiaries.

                                                                            LONG-TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                                                           ------------
                                              ANNUAL COMPENSATION             SHARES
   NAME AND PRINCIPAL     FISCAL       ---------------------------------     UNDERLYING     ALL OTHER
       POSITIONS           YEAR          SALARY         BONUS     OTHER       OPTIONS     COMPENSATION(5)
------------------------  ------       ----------      -------    ------   ------------   ---------------

David Litman............   2000        $  115,000      $    --    $   --      200,000         $   --
   Chief Executive         1999            37,000(1)        --        --           --             --
   Officer                 1998         4,966,078(2)        --        --           --          8,093

Robert Diener...........   2000        $  115,000      $    --    $   --      200,000         $   --
   President               1999            37,000(1)        --        --           --             --
                           1998         4,966,078(2)        --        --           --          8,093

Mel Robinson............   2000        $   52,615(3)   $    --    $   --      100,000         $   --
   Chief Financial and     1999                --           --        --           --             --
   Strategic Officer       1998                --           --        --           --             --

Sandra D'Arcy...........   2000        $  152,453      $    --    $   --       59,375         $   --
   Executive Vice          1999           160,000       61,481        --           --          6,577
   President               1998           140,000           --        --           --          5,824

Gregory S. Porter.......   2000        $   60,000(4)   $    --    $   --       15,000         $   --
   General Counsel and     1999                --           --        --           --             --
   Secretary               1998                --           --        --           --             --

----------

(1) Reflects compensation for the period May 11 to December 31, 1999. Prior to May 11, 1999, Mr. Litman and Mr. Diener were executive officers and stockholders of our predecessor business.

(2) From January 1, 1997, until May 10, 1999, our predecessor business was a Subchapter S corporation, and substantially all its earnings before taxes were distributed to its officers. As our executive officers were the officers and stockholders of our predecessor business, the previous compensation for our executive officers does not accurately reflect their current or future compensation.

(3) Reflects compensation for the period September 1, the date Mr. Robinson joined HRN, to December 31, 2000.

(4) Reflects compensation for the period June 19, the date Mr. Porter joined HRN, to December 31, 2000.

(5) Includes the value of the Company's contributions to the Company-sponsored 401(k) plan and the amount paid by the Company for term life insurance coverage under health and welfare plans.

--------------------------------------------------------------------------------

STOCK OPTIONS

--------------------------------------------------------------------------------

The following table sets forth certain information about the stock option awards that were made to the Named Executive Officers during fiscal 2000. All of these options are transferable to family members under specified conditions.


                                           OPTION GRANTS IN LAST FISCAL YEAR

                                          PERCENTAGE                                       POTENTIAL REALIZABLE VALUE
                          NUMBER OF        OF TOTAL                                        AT ASSUMED ANNUAL RATES OF
                           SHARES          OPTIONS                                          STOCK PRICE APPRECIATION
                          UNDERLYING      GRANTED TO        EXERCISE                           FOR OPTION TERM(1)
                           OPTIONS       EMPLOYEES IN        PRICE         EXPIRATION      --------------------------
      NAME                 GRANTED        FISCAL YEAR      PER SHARE          DATE            5%($)          10%($)
-----------------         ----------     ------------      ---------       ----------      ----------      ----------

David Litman               200,000             9.3%          $16.00          2/22/10       $2,012,463      $5,099,976
Robert Diener              200,000             9.3%           16.00          2/22/10        2,012,463       5,099,976
Mel Robinson               100,000             4.7%           39.00          9/26/10        2,452,689       6,215,596
Sandra D'Arcy               59,375             2.8%           16.00          2/22/10          597,450       1,514,055
Gregory S. Porter           15,000             0.7%           29.75          7/03/10          280,644         711,208

(1) Potential value is reported net of the option exercise price, but before taxes associated with exercise. These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on the future performance of HRN's Class A common stock, as well as on the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                             AND FISCAL YEAR-END OPTION VALUES

                                NUMBER OF SHARES                VALUE OF UNEXERCISED
                             UNDERLYING UNEXERCISED            IN-THE MONEY OPTIONS(1)
                           OPTIONS AT FISCAL YEAR-END            AT FISCAL YEAR-END
                         -----------------------------     ------------------------------
      NAME               EXERCISABLE     UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
-----------------        -----------     -------------     -----------      -------------
David Litman                      $0           200,000              $0         $2,475,000
Robert Diener                      0           200,000               0          2,475,000
Mel Robinson                       0           100,000               0                  0
Sandra D'Arcy                      0            59,375               0            734,766
Gregory S. Porter                  0            15,000               0                  0

(1) Amounts were calculated using the closing price of HRN's Class A common stock on the last trading day of the fiscal year ($28.375).

--------------------------------------------------------------------------------

EMPLOYMENT AGREEMENT

--------------------------------------------------------------------------------

On July 28, 2000, we entered into an Employment Agreement with Mr. Robinson, for a term extending through August 31, 2001, and providing for a base salary of $180,000. Mr. Robinson is also eligible to receive an annual discretionary bonus.

Mr. Robinson's employment agreement provided for a grant of stock options to purchase 100,000 shares of HRN's Class A common stock. Mr. Robinson's options are exercisable over a four year period, with

25% of the number of shares covered by such options vesting after one year and 1/36 of the remainder vesting each month over the following three years. Upon a change of control of HRN, in addition to any options vested at the time of the change of control, 50% of the unvested options shall also become vested.

--------------------------------------------------------------------------------

OTHER BENEFITS

--------------------------------------------------------------------------------

401(k) Retirement Plan. HRN maintains a 401(k) retirement savings plan that is available to substantially all employees. Under the terms of the plan, HRN matches 25% of each participant's voluntary contributions up to 4% of the participant's compensation. A participant vests in the matching contributions after three years of employment.

--------------------------------------------------------------------------------

DIRECTOR COMPENSATION

--------------------------------------------------------------------------------

Messrs. Diener and Litman, who are directors that are also HRN employees, and Messrs. Kaufman, Khosrowshahi, Miller and Sileck, who are directors that are employees of HRN's parent company USAi, do not receive any additional compensation for serving on the Board of Directors.

Annual Retainer Fee. For calendar year 2000, each director of HRN who was not an employee of HRN, USAi, or any HRN subsidiary received an annual retainer of $20,000 per year plus $1,000 for each Board or Committee meeting attended. Under the HRN Directors' Stock Option Plan, directors who are not employees of HRN, USAi or any HRN subsidiary received a grant of options to purchase 5,000 shares of HRN's Class A common stock upon their initial election to office. In addition, the Directors' Stock Option Plan provides that each such director will receive an additional grant of options to purchase 5,000 shares of HRN's Class A common stock annually on the date of HRN's annual meeting of stockholders at which the director is re-elected. The exercise price per share of HRN's Class A common stock subject to the options is the fair market value of HRN's Class A common stock on the date of grant, which is defined as the mean of the high and low sale price on any stock exchange on which the Class A common stock is listed or as reported by Nasdaq or, in the event that the Class A common stock is not so listed or reported, as determined by an investment banking firm selected by the Compensation Committee. The options vest in equal increments on each of the first three anniversaries of the date of grant. The options expire ten years from the date of grant. In addition to grants of options under the Directors Stock Option Plan, Ms. Harms and Mr. Segal received an additional grant of options to purchase 5,000 shares of Class A common stock under the 2000 Stock Plan in connection with HRN's initial public offering. The exercise price of such options was equal to the initial public offering price of the Class A common stock.

Other Benefits. HRN reimburses directors for the reasonable expenses associated with attending Board meetings and provides them with liability insurance coverage for their activities as directors of HRN.

================================================================================

RATIFICATION OF THE 2000 STOCK PLAN

================================================================================

INTRODUCTION

The Board adopted the 2000 Stock Plan ("2000 Plan") in February 2000. The purposes of the 2000 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of HRN's business.

DESCRIPTION

Set forth below is a summary of certain important features of the 2000 Plan, which summary is qualified in its entirety by reference to the actual plan attached as Appendix B to this Proxy Statement.

ADMINISTRATION

The 2000 Plan will be administered by the Compensation Committee or such other committee of the Board as the Board may from time to time designate. Among other things, the Compensation Committee will have the authority to select individuals to whom awards may be granted, to determine the type of award as well as the number of shares of Class A common stock to be covered by each award, and to determine the terms and conditions of any such awards.

ELIGIBILITY

Persons who serve or agree to serve as officers, employees, non-employee directors or consultants of HRN and its subsidiaries and affiliates are eligible to be granted awards under the 2000 Plan.

PLAN FEATURES

The 2000 Plan authorizes the issuance of up to 5,400,000 shares of Class A common stock pursuant to the grant or exercise of stock options, including incentive stock options ("ISOs"), nonqualified stock options and restricted stock purchase rights ("SPRs"). No single participant may be granted awards pursuant to the 2000 Plan covering in excess of 4,320,000 shares of Class A common stock over the life of the 2000 Plan. The shares subject to grant under the 2000 Plan are to be made available from authorized but unissued shares or from treasury shares, as determined from time to time by the Board. No awards outstanding on the termination date of the 2000 Plan shall be affected or impaired by such termination. Awards generally will not be transferable, except by will and the laws of descent and distribution.

As indicated above, several types of stock grants can be made under the 2000 Plan. A summary of these grants is set forth below.

Stock Options. The exercise price of options generally cannot be less than 100% of the fair market value of the stock underlying the options on the date of grant. No incentive stock option, however, may be granted to an employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of HRN unless the option price is at least 110% of the fair market value of the common stock at the date of grant and the option period is not more than five years from the date of grant. Optionees may pay the exercise price in cash or, if approved by the Compensation Committee, in Class A common stock which have been owned by the optionee for more than six months or which were acquired in the open market (valued at its fair market value on the date of exercise) or a combination thereof, or by "cashless exercise" program implemented by the Company. The term of the options granted by the Company shall be as determined by the Compensation Committee, but an ISO may not have a term longer than ten years from the date of grant. The Compensation Committee will determine the vesting and exercise schedule of options and the extent to which they will be exercisable after the optionee's employment terminates. Generally, unvested options terminate upon the termination of employment, and vested options will remain exercisable for one year after the optionee's death or termination for disability, and ninety days after the optionee's termination for any other reason. However, vested options will also terminate upon the optionee's termination for Cause (as defined in the 2000 Plan).

SPRs. SPRs may be granted on such terms, conditions and with restrictions as the Compensation Committee may designate. The Compensation Committee may provide at the time of grant that restricted stock cannot vest unless applicable performance goals are satisfied.

Such performance goals may be based on the performance of HRN or such subsidiary, affiliate, division or department of HRN for which the participant performs services. The terms and conditions of restricted stock awards (including any applicable performance goals) need not be the same with respect to each participant.

Unless the Compensation Committee determines otherwise, the restricted stock purchase agreement covering the SPRs, shall grant HRN a repurchase option exercisable upon the voluntary or involuntary termination of a purchaser's employment or consulting relationship with the Company for any reason, including death or disability. The purchase price for shares repurchased under the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to HRN. The repurchase option shall lapse at a rate determined by the Compensation Committee.

Once the SPR is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the Company's transfer agent.

Unless determined otherwise by the Compensation Committee, an option or SPR may not be sold, pledged, assigned, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee.

CHANGE IN CAPITALIZATION OR MERGER OR ASSET SALE

The number of shares of Class A common stock covered by each outstanding option and SPR, and the number of shares of Class A common stock which have been authorized for issuance under the 2000 Plan, as well as the price per share of Class A common stock covered by each such outstanding option or SPR, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Class A common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Class A common stock, or any other increase or decrease in the number of issued shares of Class A common stock effected without receipt of consideration by the Company.

The 2000 Stock Plan provides that in the event of a merger of HRN with or into another corporation, or of a sale of substantially all of the assets of HRN, each option and SPR shall be assumed or an equivalent option substituted for it by the surviving corporation. If the outstanding options and SPRs are not assumed or substituted for by the surviving corporation, the Compensation Committee shall provide for the optionee to vest and to have the right to exercise the option or SPR as to all of the optioned stock, including shares as to which it would not otherwise be vested or exercisable. If the Compensation Committee makes an option or SPR vested and exercisable in full in the event of a merger or sale of assets, the Compensation Committee shall notify the optionee that the option or SPR shall be fully exercisable for a period of 15 days from the date of notice, and the option or SPR will terminate upon the expiration of the period.

AMENDMENT AND DISCONTINUANCE

The 2000 Plan may be amended, altered or discontinued by the Board, but no amendment, alteration or discontinuance may impair the rights of an optionee under an option or a recipient of an SPR previously granted without the optionee's or recipient's consent. The 2000 Plan may not be amended without stockholder approval to the extent such approval is required by law or agreement.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is intended only as a brief summary of the federal income tax rules that are generally relevant to stock options. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

NONQUALIFIED OPTIONS

Upon the grant of a nonqualified option or SPR, the optionee will not recognize any taxable income and HRN will not be entitled to a deduction. Upon the exercise of such an option or related SPR, the excess of the fair market value of the shares acquired on the exercise of the option or SPR over the exercise price or the cash paid under an SPR (the "spread") will constitute compensation taxable to the optionee as ordinary income. HRN, in computing its U.S. federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee, subject to the limitations of Code Section 162(m).

ISOS

An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum taxable income and thereby, may subject the optionee to the alternative minimum tax. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of the ISO with which to pay such tax.

Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO, after the later of (a) two years from the date of grant of the ISO or (b) one year after the optionee exercised the option (the "ISO Holding Period"), the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. The corporation is not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of stock received upon exercise of an ISO if the ISO Holding Period is satisfied. Different rules apply if the optionee disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period.

--------------------------------------------------------------------------------

VOTE REQUIRED AND BOARD RECOMMENDATION

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE 2000 STOCK PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY. RATIFICATION OF THE 2000 STOCK PLAN REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING.

HRN is seeking ratification by HRN's stockholders of the 2000 Stock Plan in order to preserve certain tax deductions available to HRN with respect to options issued under the 2000 Stock Plan. If the 2000 Stock Plan is not ratified by HRN's stockholders, Section 162(m) of the Internal Revenue Code may limit the deductability of compensation paid in any fiscal year to HRN's chief executive officer and four other most highly compensated executive officers. If the 2000 Stock Plan is ratified by HRN's stockholders, HRN believes that the 2000 Stock Plan will satisfy the requirements under Section 162(m) to be considered performance-based compensation, thereby preserving the tax deduction. The 2000 Stock Plan and any option granted thereunder will continue to be valid regardless of whether or not the 2000 Stock Plan is ratified by HRN's stockholders.

================================================================================

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

================================================================================

Subject to stockholder ratification, the Board of Directors has approved and recommends the appointment of Ernst & Young LLP, certified public accountants, to serve as independent auditors for the Company for the fiscal year ending December 31, 2001, and until their successors are elected. The appointment was made upon the recommendation of the Audit Committee, which is comprised of directors who are not employees of the Company.

Approval of the appointment of the accountants is being sought in order to give stockholders the opportunity to express their opinion on the matter. Approval will require the affirmative vote of the holders of a majority of the shares of common stock which are represented and entitled to vote at the meeting. Should approval not be obtained, the Board of Directors would expect to reconsider the appointment.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions.

--------------------------------------------------------------------------------

VOTE REQUIRED AND BOARD RECOMMENDATION

--------------------------------------------------------------------------------

THE APPOINTMENT OF ERNST & YOUNG LLP MUST BE RATIFIED BY A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF ERNST & YOUNG LLP, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

================================================================================

PERFORMANCE GRAPH

================================================================================

The following Performance Graph compares, for the period that our Class A common stock has been publicly traded (since February 25, 2000), the cumulative total stockholder return for HRN with The Nasdaq Stock Market (U.S. Composite) Index (the "Nasdaq Composite"), and The ISDEX Internet Stock Index (the "ISDEX Internet Index"). The Performance Graph assumes that $100 was invested beginning on the date of our initial public offering in each of HRN and each of the indexes. Total return performance for the Nasdaq Composite and the ISDEX Internet Index is weighted based on the market capitalization of the companies included in each index and assumes that dividends are reinvested. In fiscal 2000, we did not declare or pay any dividends on our Class A common stock. Immediately following the Performance Graph is a chart of the numerical plot-points that support the graph. We caution that the stock price performance shown in the graph below should not be considered indicative of potential future stock price performance.

                                    [GRAPH]

                                  2/25/2000       3/31/2000      6/30/2000       9/30/2000      12/31/2000
                                  ---------       ---------      ---------       ---------      ----------
HOTEL RESERVATIONS NETWORK         $100.00         $68.27         $114.42         $140.87         $109.14
ISDEX INTERNET INDEX               $100.00         $98.46         $ 76.28         $ 77.22         $ 37.02
NASDAQ COMPOSITE                   $100.00         $99.62         $ 86.40         $ 80.01         $ 53.82

================================================================================

STOCK OWNERSHIP

================================================================================

                            OUR CLASS A COMMON STOCK

The following table sets forth, as of April 24, 2001, certain information regarding the beneficial ownership of our Class A common stock by each person or entity who is known by us to own beneficially 5% or more of our outstanding Class A common stock, each director of the Company, each of our Named Executive Officers, and all of our directors and executive officers as a group.

The table also presents as of January 31, 2001, information relating to the beneficial ownership of shares of common stock of USAi, our parent company, by each director of the Company, each of our Named Executive Officers, and all of our directors and executive officers as a group

                                                                       NUMBER OF             PERCENTAGE OF        PERCENTAGE OF
                                                                         SHARES                 SHARES            TOTAL VOTING
             NAME AND ADDRESS                                         BENEFICIALLY            BENEFICIALLY            POWER
           OF BENEFICIAL OWNER             TITLE OF CLASS               OWNED(1)                OWNED(1)        (OF ALL CLASSES)(2)
           -------------------             --------------             ------------           -------------      -------------------

USA Networks, Inc. ......................   HRN Class A               38,999,100(3)             69.9%(3)             97.2%
     152 West 57th Street, 42nd Floor
     New York, NY 10019

Travelocity.com L.P. ....................   HRN Class A                1,692,490(4)              9.4%                   *
     15100 Trinity Boulevard
     Fort Worth, TX 76155

Capital Research and Mngt. Co. ..........   HRN Class A                1,195,000                 7.1%                   *
     333 South Hope Street
     Los Angeles, CA 90071

Arbor Capital Management LLC ............   HRN Class A                1,046,600                 6.2%                   *
     One Financial Plaza
     120 South Sixth Street
     Suite 1000
     Minneapolis, MN  55402

Capital Group International, Inc. .......   HRN Class A                  853,600                 5.1%                   *
     11100 Santa Monica Blvd.
     Los Angeles, CA 90025

Elan J. Blutinger(5) ....................   HRN Class A                        0                   *                    *
                                            USAi common                        0                   *                    *

Sandra D'Arcy(6) ........................   HRN Class A                   19,792(7)                *                    *
                                            USAi common                        0                   *                    *

Robert Diener(6)(8) .....................   HRN Class A                4,944,120(9)             29.3%                   *
                                            USAi common                        0                   *                    *

Beverly A. Harms(10) ....................   HRN Class A                    3,333(7)                *                    *
                                            USAi common                   10,000                   *                    *

Victor A. Kaufman(11) ...................   HRN Class A                        0                   *                    *
                                            USAi common                1,396,388(12)               *                    *

Dara Khosrowshahi(11)....................   HRN Class A                   58,333(7)                *                    *
                                            USAi common                  284,122(13)               *                    *

David Litman(6)(8).......................   HRN Class A                4,944,120(9)             29.3%                   *
                                            USAi common                        0                   *                    *

Jon Miller(11)...........................   HRN Class A                    2,000
                                            USAi common                  399,200(14)               *                    *
                                                                                                   *                    *
Gregory S. Porter(6).....................   HRN Class A                        0                   *                    *
                                            USAi common                        0                   *                    *

Mel Robinson(6)  ........................   HRN Class A                        0                   *                    *
                                            USAi common                        0                   *                    *

Eli Segal(15)............................   HRN Class A                    5,333(16)               *                    *
                                            USAi common                        0                   *                    *

Michael Sileck(11).......................   HRN Class A                    1,000                   *                    *
                                            USAi common                   40,000(17)               *                    *

Directors and executive
  officers as a group                       HRN Class A                9,978,031(18)            58.7%                 1.7%
  (12 persons)...........................   USAi common                2,129,710(19)               *                    *

----------

*    Represents less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Class A common stock shown as beneficially owned by them.

(2) Percentage of total voting power is based on one vote for each share of our Class A common stock and 15 votes for each share of our Class B common stock, calculated assuming no conversion of our Class B common stock by any holder.

(3) Represents the number of shares of Class A common stock which may be issued upon conversion of the shares of Class B common stock held by USAi. Under our restated certificate of incorporation, shares of our Class B common stock are convertible at any time into an equal number of shares of our Class A common stock.

(4) Includes 1,272,480 shares of Class A common stock which may be acquired upon exercise of currently vested warrants held by Travelocity.com L.P.

(5)  The address of Mr. Blutinger is 2927 44th Street, NW, Washington, DC 20016.

(6) The address of Messrs. Litman, Diener, Robinson, Porter and Ms. D'Arcy is c/o Hotel Reservations Network, Inc., 8140 Walnut Hill Lane, Suite 800, Dallas, TX 75231.

(7) Represents shares of Class A common stock issuable upon exercise of stock options.

(8) The shares held by Mr. Diener and Mr. Litman are held of record by TMF Liquidating Trust, a liquidating trust. Messrs. Litman and Diener are the trustees of that liquidating trust and, along with their spouses and minor children, are the sole beneficiaries of the liquidating trust. Messrs. Litman and Diener disclaim beneficial ownership of each other's shares and each other's family members' shares.

(9) Includes 66,667 shares of Class A common stock issuable upon exercise of stock options.

(10) The address of Ms. Harms is 340 S. Palm Avenue, Suite 152, Sarasota, FL 34236.

(11) The address of Messrs. Kaufman, Khosrowshahi, Miller and Sileck is c/o USA Networks, Inc., 152 West 57th Street, 42nd Floor, New York, NY 10019.

(12) Consists of 34,338 shares of USAi common stock, 45,000 shares of USAi restricted stock and options to purchase 1,317,000 shares of USAi common stock granted under USAi's stock option plans.

(13) Consists of 4,122 shares of USAi common stock, 55,000 shares of USAi restricted stock and options to purchase 225,000 shares of USAi common stock granted under USAi's stock option plans.

(14) Includes 95,000 shares of USAi restricted stock and options to purchase 304,200 shares of USAi common stock granted under USAi's stock option plans.

(15) The address of Mr. Segal is 1 Huntington Avenue, Apartment 1304, Boston, MA 02116.

(16) Includes 2,000 shares of Class A common stock issuable upon exercise of stock options.

(17) Consists of 15,000 shares of USAi restricted stock and options to purchase 25,000 shares of USAi common stock granted under USAi's stock option plans.

(18) Includes 218,125 shares of Class A common stock issuable upon exercise of stock options.

(19) Includes options to purchase 1,871,200 shares of USAi common stock under USAi's stock option plans.

                            OUR CLASS B COMMON STOCK

The following table sets forth, as of April 24, 2001, certain information regarding the beneficial ownership of our Class B common stock by:

     o Each person or entity who is known by us to own beneficially 5% or more or of our outstanding Class B common stock;

     o    each director of the Company;

     o    each of our Named Executive Officers; and

     o    all of our directors and executive officers as a group.

                   NAME AND ADDRESS                                   NUMBER OF SHARES
                  OF BENEFICIAL OWNER                                BENEFICIALLY OWNED    PERCENTAGE OF CLASS(1)
                  -------------------                                ------------------    ----------------------
USA Networks, Inc. .......................................               38,999,100                 100%
     152 West 57th Street, 42nd Floor
     New York, NY 10019
Elan J. Blutinger(2) .....................................                       --                  --
Sandra D'Arcy(3) .........................................                       --                  --
Robert Diener(3) .........................................                       --                  --
Beverly A. Harms(4) ......................................                       --                  --
Victor A. Kaufman(5) .....................................                       --                  --
Dara Khosrowshahi(5) .....................................                       --                  --
David Litman(3) ..........................................                       --                  --
Jon Miller (5)............................................                       --                  --
Gregory S. Porter(3) .....................................                       --                  --
Mel Robinson(3) ..........................................                       --                  --
Eli Segal(6) .............................................                       --                  --
Michael Sileck(5) ........................................                       --                  --
All executive officers and directors
    as a group (12 persons) ..............................                       --                  --

----------

(1) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Class B common stock shown as beneficially owned by them. Shares of our Class B common stock may be converted at any time into an equal number of shares of our Class A common stock.

(2)  The address of Mr. Blutinger is 2927 44th Street, NW, Washington, DC 20016.

(3) The address of Messrs. Litman, Diener, Robinson, Porter and Ms. D'Arcy is c/o Hotel Reservations Network, Inc., 8140 Walnut Hill Lane, Suite 203, Dallas, TX 75231.

(4)  The address of Ms. Harms is 340 S. Palm Avenue, Suite 152, Sarasota, FL
     34236.

(5) The address of Messrs. Kaufman, Khosrowshahi, Miller and Sileck is c/o USA Networks, Inc., 152 West 57th Street, 42nd Floor, New York, NY 10019.

(6) The address of Mr. Segal is 1 Huntington Avenue, Apartment 1304, Boston, MA 02116.

================================================================================

OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION

================================================================================

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In April 1999, we entered into a purchase agreement with USAi, TMF, Inc., HRN Marketing Corp. and Messrs. David Litman and Robert Diener to acquire substantially all the assets and liabilities of our predecessor business. The acquisition was completed on May 10, 1999. Messrs. Litman and Diener are currently our Chief Executive Officer and President, respectively. Prior to the acquisition, Messrs. Litman and Diener, their spouses and trusts for the benefit of some members of their respective families were the sole stockholders of TMF, Inc. and HRN Marketing Corp.

At the closing of the acquisition, we paid approximately $150 million to TMF, Inc., and HRN Marketing Corp., which consisted of $145 million paid on May 11, 1999, $5 million related to a promissory note that was paid on January 31, 2000, $50 million for attainment of financial targets during the fiscal year ended December 31, 1999, and $46 million for attainment of financial targets during the twelve months ended March 31, 2000.

Under the asset purchase agreement, TMF, Inc., and HRN Marketing Corp. were entitled to contingent cash payments over the next three years. The amount of these contingent payments would have depended on our performance for the 12-month periods ending March 31, 2001 and 2002, respectively. These additional payments would have been based upon the greater of:

     o a multiple of the total growth in our adjusted earnings before taxes from the previous year; or

     o a multiple of the total growth in our adjusted gross profit from the previous year.

As of February 2, 2000, we entered into an amended and restated asset purchase agreement under which our contingent cash payment obligations for the 12-month periods ending March 31, 2001 and 2002 were extinguished in exchange for our agreement to issue to a party designated by TMF, Inc. and HRN Marketing Corp. 5,100,000 shares of our Class A Common Stock. In addition, under the amended and restated asset purchase agreement, we were obligated to issue to a party designated by TMF, Inc. and HRN Marketing Corp., a number of shares of Class A common stock equal to 10% of our outstanding common stock immediately prior to the completion of our initial public offering. As a result, we issued to TMF Liquidating Trust, as the party designated by TMF, Inc., and HRN Marketing Corp., an aggregate of 9,999,900 shares of Class A common stock immediately prior to the closing of our initial public offering.

The shares of Class A common stock issued to TMF Liquidating Trust are subject to a four year restriction on transferability, except as described below. After the first anniversary of our initial public offering, TMF Liquidating Trust may transfer all or any portion of these shares to Messrs. Litman or Diener or an immediate family member of either, or trusts for their benefit. Also, the Trust may transfer up to 5% of the number of shares originally issued to it to a salesperson engaged by TMF, Inc., who agrees to be bound by the transfer restrictions. After the first anniversary of the closing of our initial public offering, the Trust may transfer up to 1,959,960 shares of Class A common stock and may transfer an additional 489,990 shares of Class A common stock after the second anniversary and the third anniversary of our initial public offering. Furthermore, upon the death, permanent disability or termination of employment without cause of Mr. Litman or Mr. Diener, the shares held by the deceased, disabled or terminated person or his family members or trusts for their benefit, shall become freely transferable subject to a limitation on the number of shares that may be sold on any one day. The trust and its permitted transferees are entitled to tag along on specified sales of common stock made by USAi and its affiliates. Finally, after the fourth anniversary of the initial public offering, holders of these shares shall be entitled to one demand registration right on customary terms and conditions.

Under the terms of the purchase agreement, each of Messrs. Litman and Diener, TMF, Inc., and HRN Marketing Corp. are required to indemnify us up to the value of the purchase price paid to TMF, Inc., and HRN Marketing Corp. for specified losses, including breaches of the purchase agreement's representations and warranties. Each of Messrs. Litman and Diener guaranteed the obligations of TMF, Inc., and HRN Marketing Corp. under the purchase agreement and USAi guaranteed our obligations under the purchase agreement. Furthermore, under the terms of the purchase agreement, each of Messrs. Litman and Diener have agreed not to compete with our business for a five-year period following the termination of their employment with our company or any of our affiliates. Messrs. Litman and Diener do not have an employment agreement with the Company.

OTHER TRANSACTIONS

The Company has arrangements with Ticketmaster LLC ("Ticketmaster") a subsidiary of USAi, that allows Ticketmaster to sell hotel rooms to their customers. Furthermore, the Company entered into an arrangement with Ticketmaster and Precision Response Corporation ("PRC"), a subsidiary of USAi, for outsourced call center services. For the year ended December 31, 2000, the Company incurred fees of $0.5 million and $1.4 million under the arrangements with Ticketmaster and PRC, respectively. For the period May 11 to December 31, 1999, the Company incurred fees of $93,000 under its arrangements with Ticketmaster.

The Company entered into an arrangement with Ticketmaster which operates the CitySearch.com website. Under the arrangement, Ticketmaster will market the Company's hotel products via the Internet in return for (1) links from the Company's websites and newsletters to the CitySearch.com and Ticketmaster.com websites and (2) a 5% commission on the gross revenues generated from rooms booked through the CitySearch.com site. The commission paid to Ticketmaster for the year ended December 31, 2000 was $104,000.

We believe that the terms of such arrangements were as favorable to HRN as could have been obtained from an unaffiliated third party.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended, requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. The Company believes that all filings required to be made by the Reporting Persons during the fiscal year ended December 31, 2000 were made on a timely basis.

================================================================================

ADDITIONAL INFORMATION

================================================================================

RECORD DATE; SHARES OUTSTANDING

Stockholders of record of the Company's Class A common stock and Class B common stock at the close of business on April 24, 2001, are entitled to notice of, and will be entitled to vote at, the Annual Meeting. Each share of Class B common stock issued and outstanding is entitled to fifteen votes on any matter submitted to a vote of our stockholders and each share of Class A common stock issued and outstanding is entitled to one vote on any matter submitted to a vote of our stockholders. The Class A common stock and the Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders. As of the close of business on April 24, 2001, there were 16,792,899 shares of Class A common stock and 38,999,100 shares of Class B common stock outstanding and entitled to be voted.

VOTE REQUIRED

Election of the director nominees to be elected to the Annual Meeting requires the affirmative vote of a plurality of the total number of votes cast by the holders of the shares of Class A common stock and Class B common stock voting together as a single class (the "Total Voting Power").

Ratification of HRN's 2000 Stock Plan requires the affirmative vote of the holders of a majority of the Total Voting Power present in person or represented by proxy at the Annual Meeting and voting on this proposal.

Approval of the ratification of auditors requires the affirmative vote of the holders of a majority of the Total Voting Power, present in person or represented by proxy at the Annual Meeting and voting on this proposal.

QUORUM

A quorum for the transaction of business at the Annual Meeting is a majority of the shares of Class A common stock, or 8,396,450 shares, and a majority of the shares of Class B common stock, or 19,499,551 shares, issued and outstanding on April 24, 2001, which shares must be present in person or represented by proxy at the Annual Meeting in order to be counted towards a quorum. Abstentions and broker non-votes, although counted for purposes of determining whether there is a quorum at the Annual Meeting, will not be voted. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote the shares on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Approval of the proposals requires the vote of a majority of the outstanding shares of Class A common stock and Class B common stock voting together as a single class. Accordingly, abstentions will have the same effect as votes against the proposals and broker non-votes will have no effect on the outcome of the proposals.

If a quorum is not obtained, it is expected that the Annual Meeting will be postponed or adjourned in order to permit additional time for soliciting and obtaining additional proxies or votes, and, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that theretofore have been effectively revoked or withdrawn.

PROXIES; RIGHT TO REVOKE

The proxy conferred by the proxy card accompanying this Proxy Statement is solicited on behalf of the Board of Directors of HRN for use at the Annual Meeting. You are requested to complete, date and sign the accompanying proxy card and promptly return it in the accompanying envelope or otherwise mail it to HRN. All proxies evidenced by proxy cards that are properly executed and returned, and that are not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated thereon. By submitting your proxy, you will authorize David Litman and Gregory S. Porter to represent you and vote your shares at the Annual Meeting in accordance with your instructions. If no instructions are indicated on the proxy card, such proxies will be voted FOR each of the proposals described in this Proxy Statement.

The Board of Directors of HRN does not presently intend to bring any business before the Annual Meeting other than the proposals discussed in this Proxy Statement and specified in the Notice of the Annual Meeting. So far as is known to the HRN Board, no other matters are to be brought before the Annual Meeting. If any other business properly comes before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted on such matters in accordance with the judgment of the persons voting such proxies.

A stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:

     o delivering to the Company's corporate secretary a written notice of revocation;

     o signing and delivering a proxy relating to the same shares and bearing a later date prior to the vote at the Annual Meeting; or

     o attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

You should send any written notice or new proxy card to HRN, Attention:
Corporate Secretary, at the following address: 8140 Walnut Hill Lane, Suite 800, Dallas, Texas 75231.

DEFAULT VOTING

If you submit a proxy but do not indicate any voting instructions, your shares will be voted FOR all proposals, and if any other business properly comes before the stockholders for a vote at the meeting, your shares will be voted according to the discretion of the holders of the proxy.

TABULATION OF VOTES

Mellon Investor Services, L.L.C., the Company's transfer agent, will tabulate and certify the votes.

VOTING BY STREET NAME HOLDERS

If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares according to your instructions. If you do not give instructions to the broker, the broker will be entitled to vote the shares in its discretion.

INDEPENDENT ACCOUNTANTS

The Board has again appointed Ernst & Young LLP as independent accountants for fiscal 2001. Representatives of that firm will be at the meeting to respond to appropriate questions, and they will have an opportunity to make a statement if they desire to do so.

PROXY SOLICITATION

HRN will bear the cost of the solicitation of proxies from its stockholders. In addition to solicitation by mail, the directors, officers and employees of HRN may solicit proxies from stockholders by telephone, letter, facsimile or in person. Following the original mailing of the proxies and other soliciting materials, HRN will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and to request authority for the exercise of proxies. In such cases, HRN, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

STOCKHOLDER PROPOSALS FOR NEXT YEAR'S MEETING

HRN currently intends to hold its next annual meeting in May of 2002. Any stockholder who desires to present a proposal for consideration at next year's Annual Meeting and to include such proposal in next year's proxy statement must deliver the proposal to the Company's principal executive offices no later than the close of business on January 3, 2002. Stockholders who intend to present a proposal at next year's Annual Meeting without inclusion of such proposal in next year's proxy statement are required to provide notice of such proposal to the Company no later than March 17, 2002. Proposals should be addressed to Corporate Secretary, Hotel Reservations Network, Inc., 8140 Walnut Hill Lane, Suite 800, Dallas, TX 75231.

STOCKHOLDER LIST

For at least ten days prior to the meeting, a list of the stockholders entitled to vote at the Annual Meeting will be available for examination, for purposes relevant to the meeting, during ordinary business hours at the Company's principal executive offices. The list will also be available for examination at the meeting.

ANNUAL REPORT ON FORM 10-K

A copy of the fiscal 2000 Annual Report on Form 10-K (without exhibits) is being distributed along with this Proxy Statement. It is also available via the Internet at www.hoteldiscount.com. In addition, the report (with exhibits) is available at the World Wide Web site of the Securities and Exchange Commission (www.sec.gov).

OTHER BUSINESS

The Board of Directors knows of no business that will come before the meeting for action except as described in the accompanying Notice of Meeting. However, as to any such business, the persons designated as proxies will have discretionary authority to act in their best judgment.

                                       By Order of the Board of Directors,

                                       /s/ Gregory S. Porter


                                       Gregory S. Porter
                                       General Counsel and Secretary

                                       Dallas, Texas
                                       April 30, 2001

                                                                      APPENDIX A

                                 CHARTER OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                        HOTEL RESERVATIONS NETWORK, INC.

                                   MAY 9, 2000

                                    ARTICLE I
                                     PURPOSE

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities in connection with: (a) reviewing the financial reports and other financial information prepared by the Company for submission to any governmental or regulatory body or the public and monitoring the integrity of such financial reports; (b) reviewing the Company's systems of internal controls established by management for finance, accounting, legal compliance and ethics that management and the Board have established; (c) reviewing the Company's auditing, accounting and financial reporting processes generally; (d) monitoring compliance with legal and regulatory requirements; and (e) monitoring the independence and performance of the Company's internal and external auditors.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full power to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

                                   ARTICLE II
                                   MEMBERSHIP

     The Committee shall be comprised of at least two members of the Board prior to June 14, 2001 and at least three members of the Board after that date, and the Committee's composition shall meet the following listing requirements of the NASD (which apply to all Nasdaq listed companies):

     1. Each member of the Committee must not have any relationship with the Company that may interfere with the exercise of the member's independence;

     2. Each member of the Committee must be financially literate(1) or become financially literate within a reasonable period of time after appointment to the Committee; and

     3. At least one member of the Committee shall have expertise in accounting or financial reporting.(2)

----------

(1) The term "financial literacy" means that a member of an audit committee must have the ability to read and understand fundamental financial statements, including a balance sheet, income statement and statement of cash flows or will become able to do so within a reasonable period of time after being appointed to an audit committee. The term "financial literacy" does not mean that a member must have a CFO's or accounting practitioner's understanding of GAAP.

(2) The term "expertise in accounting or financial reporting" means that at least one member of the audit committee must have had some past employment experience in finance or accounting, a professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a CEO, CFO or other senior officer with financial oversight responsibilities.

The members of the Committee shall select a chairman by a majority vote of the members of the Committee.

                                   ARTICLE III
                              KEY RESPONSIBILITIES

     The following functions are the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this function as appropriate given the circumstances.

     1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     2. Review with management and the independent auditor the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K), including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements, and review and consider with the independent auditor the matters required to be discussed by Statement on Auditing Standards ("SAS") 61.

     3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     4. As a whole, or through the Committee chair or a Committee member designated by the Committee chair, the Committee shall review with the independent auditor the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS 61. This interim review will occur prior to the filing of each Form 10-Q.

     5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     7. Receive periodic reports from the independent auditor regarding the auditor's relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1. The Committee shall also discuss with the independent auditor any such disclosed relationships and their impact on the auditor's independence. The Committee shall recommend that the Board take appropriate action to ensure the independence of the auditor.

     8. Recommend to the Board, based on the review and discussions specified in 2 and 7 above, that the financial statements be included in the Annual Report on Form 10-K.

     9. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Committee and the Board. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditor. The Committee shall also approve the fees to be paid to the independent auditor. The Committee shall meet with the independent auditor prior to the Company's audit to review the planning and staffing of the audit. After the completion of the audit, the Committee shall review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the independent auditor (and the Company's response to such letter). Such review shall include:

          A. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information;

          B.   Any changes required in the planned scope of the internal audit;
               and

          C. The internal audit department responsibilities, budget and staffing.

     10. Review the appointment and replacement of senior internal auditing executives, and review the significant reports to management prepared by the internal auditing department and management's responses thereto.

     11. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

     12. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     13. Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     14. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

     The Committee recognizes that the Company's management is responsible for preparing the Company's financial statements, and the outside auditors are responsible for auditing those financial statements. The Committee also recognizes that management of the Company, including the internal audit staff, as well as the outside auditors have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibility, the Committee will not provide any special assurances as to the Company's financial statements or any professional certification as to the outside auditor's work. In addition, it is not the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditor, or to assure compliance with laws and regulations.

                                                                      APPENDIX B

                        HOTEL RESERVATIONS NETWORK, INC.

                                 2000 STOCK PLAN

     1. Purposes of the Plan. The purposes of this Hotel Reservations Network, Inc. 2000 Stock Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2. Definitions. As used herein, the following definitions shall apply:

         (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

         (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Cause" means termination of an Optionee's employment by the Company for such reasons as may be defined as "Cause" in any applicable employment agreement, or, if an Optionee is not party to a valid employment agreement at the time of his or her termination, shall mean (i) the plea of guilty or nolo contendere to, or conviction for, the commission of a felony offense by an Optionee, (ii) a material breach by an Optionee of a fiduciary duty owed to the Company or any of its subsidiaries; (iii) a breach by an Optionee of any non-disclosure, non-solicitation or non-competition obligation owed to the Company or any of its subsidiaries; (iv) the willful or gross neglect by an Optionee of his or her employment duties; and (v) such other events as shall be determined by the Board or the Committee.

         (e) "Code" means the Internal Revenue Code of 1986, as amended.

         (f) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

         (g) "Common Stock" means the Class A Common Stock of the Company.

         (h) "Company" means Hotel Reservations Network, Inc., a Delaware corporation.

         (i) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

         (j) "Director" means a member of the Board.

         (k) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

         (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary or other affiliate of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

         (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

         (q) "Notice Of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

         (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (s) "Option" means a stock option granted pursuant to the Plan.

         (t) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (u) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

         (v) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

         (w) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

         (x) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (y) "Plan" means this 2000 Stock Plan.

         (z) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

         (aa) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

         (bb) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (cc) "Section 16(B)" means Section 16(b) of the Exchange Act.

         (dd) "Service Provider" means an Employee, Director or Consultant.

         (ee) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

         (ff) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

         (gg) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 5,400,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4. Administration of the Plan.

         (a) Procedure in General. The Plan shall be administered by(i) the Committee, which shall be comprised of not less than two directors appointed by the Board, each of whom is intended to be a "Non-Employee Director" (within the meaning of Rule 16b-3) and an "outside director" (within the meaning of Code
Section 162(m)) to the extent that Rule 16b-3 and Code Section 162(m), respectively are applicable to the Company and to Options and Stock Purchase Rights granted under the Plan; or (ii) if at any time such a committee has not been so designated by the Board, the Board.

         (b) Special Pre-IPO Rule. If deemed necessary or advisable by the Company for purposes of complying with Section 162(m) of the Code, with respect to Options granted prior to the initial public offering of the stock of the Company, which shall occur no later than April 30, 2000, all such Options shall be granted and approved by:

               (i) the Performance-Based Compensation Committee of USA Networks, Inc.;

               (ii) the Compensation Committee of the Company (whether or not then-comprised of qualifying "outside directors" under ss. 162(m) of the
     Code), and

               (iii) the full Board of the Company.

Notwithstanding any of the above provisions, no Options may be granted by any committee other than one complying with Section 4(a) of this Plan after the IPO is effective.

         (c) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

               (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

               (iv) to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

               (vii) to institute an Option Exchange Program;

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

               (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

         (d) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     Except as may specifically be provided by the Administrator from time to time with respect to specific Service Providers or specific Employees, in order to be eligible to receive any stock options under the Plan, a Service Provider must agree not to solicit employees of the Company and not to reveal confidential information of the Company, and an Employee must agree to similar provisions as well as a non-competition provision. The terms, conditions, and provisions relating to these non-solicitation, confidentiality and non-competition provisions shall be determined by the Administrator.

     6. Limitations.

         (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

         (c) The following limitations shall apply to grants of Options:

               (i) No Service Provider shall be granted, during the life of this Plan, Options to purchase more than 80% of the Shares authorized for issuance hereunder.

               (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

               (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9. Option Exercise Price and Consideration.

         (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i) In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

         (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

         (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i) cash;

               (ii) check;

               (iii) promissory note;

               (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender or which were acquired in the open market, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (vi) any combination of the foregoing methods of payment; or

               (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10. Exercise of Option.

         (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 90 days following the Optionee's termination, unless such termination is for "Cause", in which case the Option will immediately terminate and expire. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11. Stock Purchase Rights.

         (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

         (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

         (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

         (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

         (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; PROVIDED, HOWEVER, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

         (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); PROVIDED, HOWEVER, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15. Amendment and Termination of the Plan.

         (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

         (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

         (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

     16. Conditions upon Issuance of Shares.

         (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19. Stockholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

     20. Governing Law. The terms of this Plan shall be governed by the Laws of the State of Delaware without reference to principles of conflict of laws, as applied to contracts executed in and performed wholly within the State of Delaware .

PROXY

                        HOTEL RESERVATIONS NETWORK, INC.

         SOLICITED ON BEHALF OF THE COMPANY AND APPROVED BY THE BOARD OF
                                   DIRECTORS

The undersigned hereby constitutes and appoints David Litman and Gregory S. Porter, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to appear at the 2001 Annual Meeting of Shareholders of Hotel Reservations Network, Inc., to be held on the 31st day of May 2001 (pursuant to the Notice of Annual Meeting dated April 30, 2001 and accompanying proxy statement), and at any postponement or adjournment thereof, and to vote all of the shares of Hotel Reservations Network, Inc., that the undersigned is entitled to vote with all the powers and authority the undersigned would possess if personally present in accordance with the following instructions.

When properly executed, this Proxy will be voted in the manner directed herein by the undersigned Stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4.

1. ELECTION OF DIRECTORS                         NOMINEES: Elan J. Blutinger, Robert Diener, Beverly
   FOR all nominees        WITHHOLD              Harms, Victor Kaufman, Dara Khosrowshahi, David
   listed to the right     AUTHORITY             Litman, Jon Miller, Eli Segal and Michael Sileck.
   (except as marked       to vote for all
   to the contrary)        nominees listed       INSTRUCTION: To withhold authority to vote for any
                           to the right          individual nominee, write such individual's name in
                                                 the space provided below.


2. TO RATIFY HRN'S 2000 STOCK PLAN.              ---------------------------------------------------
   FOR       AGAINST       ABSTAIN

                                                 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED
                                                    TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY
3. RATIFICATION OF ERNST & YOUNG LLP                COME BEFORE THE MEETING.
   AS INDEPENDENT AUDITOR.                          FOR              AGAINST              ABSTAIN
   FOR       AGAINST       ABSTAIN

                                                    ------------------------------------------------

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       Dated:                             , 2001
                                              ----------------------------


                                       -----------------------------------------
                                                     (Signature)


                                       -----------------------------------------
                                              (Signature if held jointly)